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                                 EXHIBIT 10.14
                                 -------------



                                TEJON RANCH CO.
                          RESTRICTED STOCK AGREEMENT
                                Pursuant to the
                           1998 STOCK INCENTIVE PLAN


     This Restricted Stock Agreement (this "Agreement") is made and entered into as of the 7th day of December, 1999 by and between Tejon Ranch Co., a Delaware corporation (the "Company"), and _________________ ("Grantee").

     WHEREAS, Grantee is an executive officer of the Company; and


     WHEREAS, pursuant to the Company's 1998 Stock Incentive Plan (the "Plan"), the Board of Directors of the Company approved the grant to Grantee of a bonus for services in the form of ___________ shares (the "Shares") of the Common Stock, par value $.50 per share, of the Company, on the terms and conditions and subject to the restrictions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto agree as follows:

     1.  Issuance of Shares.  As soon as practicable after the date of this
         ------------------
Agreement, the Company will issue the Shares to Grantee. The certificate or certificates evidencing the Shares will have placed thereon a legend referring to the existence of this Agreement, the rights of the Company to purchase the Shares hereunder and the restrictions on transferability set forth herein.

     2.  The Right of Company to Repurchase the Shares.  The Company will have
         ---------------------------------------------
the right to repurchase any or all the Shares (at the option of the Company) from Grantee for a purchase price of $.01 per share if:

               (a) the Ground Lease and Deed of Easement are not executed and delivered as contemplated by the Option Agreement dated April 30, 1999 between Tejon Ranchcorp and Pastoria Energy Facility, LLC prior to the expiration of the option to lease contemplated by that Option Agreement or

               (b) the Financial Closing (as defined in the Transaction Agreement dated April 30, 1999 among the Company, certain affiliates of the Company, Enron Capital & Trade Resources Corp. and certain affiliates of that entity) does not occur by the expiration of one year after the execution and delivery of the Ground Lease and Deed of Easement referred to in (a) above; or


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               (c) the officer's employment is terminated prior to the later to occur of the events in (a) and (b) above.

          The right of the Company to purchase the Shares as provided above shall terminate as to all the Shares upon the later to occur of (i) the execution and delivery of the Ground Lease and Deed of Easement as described in
(a) above or (ii) the Financial Closing referred to in (b) above.

     The Company may exercise its right to purchase the Shares by notifying the Grantee of such exercise and delivering to the Grantee a Company's check in the amount of the purchase price of the Shares. The Grantee will execute such documents and instruments and make such deliveries as the Company may reasonably request in connection with the purchase, including without limitation endorsing the certificate or certificates evidencing the Shares or a stock assignment separate from certificate and, if the certificate or certificates are not then in the custody of the Company, delivering them to the Company at its request.

     3.  Restriction on Transfer.  No Shares nor any interest therein may be
         -----------------------
sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner by the Grantee other than by will or the laws of descent and distribution for so long as the Company has the right to purchase those Shares as provided in Section 2. Any transfer by will or the laws of descent and distribution shall be subject to the rights of the Company under this Agreement.

     4.  Custody of Certificates.  The Company shall retain custody of the
         -----------------------
certificate or certificates evidencing the Shares until such time as its right to purchase the Shares terminates pursuant to Section 2 or it exercises its right to purchase the Shares pursuant to that Section.

         Concurrently with the execution and delivery of this Agreement the Grantee is executing and delivering to the Company stock assignments separate from certificate with respect to each of the certificates evidencing the Shares in order to facilitate the transfer of the Shares to the Company in the event the Company exercises its right to purchase them pursuant to Section 2. Upon termination of that right, the Company will deliver to the Grantee one or more certificates evidencing the Shares.

         In the event the Shares are increased, decreased or exchanged for or converted into cash, property or a different number or kind of security, or cash, property and/or securities are distributed in respect of the Shares or any such other securities, in each case as a result of a reorganization, merger, consolidation, recapitalization, reclassification or dividend (including both cash and stock dividends) or other distribution, stock split, reverse stock split or the like, the proceeds of the Shares with respect to any such transaction shall be retained by the Company as custodian and shall be delivered to the Company in the event it exercises its right to purchase pursuant to
Section 2. Upon termination of the Company's right to purchase the Shares and/or the proceeds thereof, the Company will deliver to the Grantee the Shares and/or such proceeds.

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     5.  Payment of Withholding Taxes.  If the Company is obligated to
         ----------------------------
withhold an amount on account of any federal, state or local tax imposed with respect to the Shares, whether as a result of the expiration or exercise of the Company's rights under Section 2 or otherwise, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Grantee shall promptly pay such amount (the "Withholding Liability") to the Company in cash or by a cashier's or certified bank check or, if the Company so elects, a personal check, in each case payable to the Company

     6.  Notices.  Any notice given to the Company shall be addressed to the
         -------
Company at P.O. Box 1000, Lebec, California 93243, Attention: General Counsel, or at such other address as the Company may hereinafter designate in writing to Grantee. Any notice given to Grantee shall be sent to the address set forth below Grantee's signature hereto, or at such other address as Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when delivered personally or five days after mailing by prepaid certified or registered mail return receipt requested.

     7.  The Plan.  The Shares are being issued pursuant to the Plan as in
         --------
effect on the date of this Agreement and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Grantee, without his or her consent, of the Shares or of any of Grantee's rights under this Agreement. The interpretation and construction by the Board of Directors or any committee of the Board administering the Plan now or in the future, this Agreement, and such rules and regulations as may be adopted by the Board of Directors or any such committee thereof for the purpose of administering the Plan shall be final and binding upon Grantee. Until the Shares have been purchased by the Company pursuant to Section 2 or the Company's right to purchase the Shares has terminated, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Grantee or any other person or entity then entitled to the Shares.

     8.  Stockholder Rights.  Until such time as the Shares have been purchased
         ------------------
by the Company pursuant to Section 2 or Grantee has transferred the Shares, Grantee shall be entitled to vote, receive dividends and be deemed for any purpose the holder of the Shares, subject, however, to the provisions of Section 4.

     9.  Employment Rights.  No provision of this Agreement shall (a) confer
         -----------------
upon Grantee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Grantee, with or without cause, or (c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the 1998 Plan. Grantee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Grantee at any time and for any reason, or for no reason, unless Grantee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

     10.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of California.


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     IN WITNESS WHEREOF, the Company and Grantee have duly executed this
Agreement as of the Date of Grant.


TEJON RANCH CO.                          GRANTEE



By:__________________________            __________________________
   Name and Title:                       Signature

                                         __________________________
                                         Street Address

                                         __________________________
                                         City, State and Zip Code

                                         __________________________
                                         Social Security Number



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